U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                        FORM 8-K


                                     CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): February 21, 2005

                              FREESTAR TECHNOLOGY CORPORATION
                 (Exact Name of Registrant as Specified in Its Charter)

          Nevada                         0-28749              88-0447457
(State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                     Identification No.)

      Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                                 Dominican Republic
                      (Address of Principal Executive Offices)

     Registrant's telephone number, including area code:  (809) 368-2001



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 21, 2004, the Registrant issued the following unregistered (restricted) securities of the company to Paul Egan and Ciaran Egan for services rendered to the company, as follows:

Paul Egan: (a) an option covering 2,500,000 shares of common stock, exercisable at $0.01 per share for a period of ten years (this was immediately exercised into free trading shares of common stock under the company's Stock Incentive Plan registered under a Form S-8) (see Exhibit 4); (b) 10,000,000 shares of common stock, valued at $1,900,000 ($0.19 per share); and (c) 1,000,000 shares of Series B preferred stock.

Ciaran Egan: (a) an option covering 2,500,000 shares of common stock, exercisable at $0.01 per share for a period of ten years (this was immediately exercised into free trading shares of common stock under the company's Stock Incentive Plan registered under a Form S-8); (b) 10,000,000 shares of common stock , valued at $1,900,000 ($0.19 per share); and (c) 500,000 shares of Series B preferred stock.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      FreeStar Technology Corporation



Dated: May 11, 2005                   By: /s/ Paul Egan
                                      Paul Egan, President

                             EXHIBIT INDEX

Number              Description

4      Form of Option to Purchase Shares of Common Stock, dated
       February 21, 2005 (filed herewith).


                                EX-4
     FORM OF OPTION TO PURCHASE SHARES OF COMMON STOCK

                    OPTION TO PURCHASE 2,500,000
                       SHARES OF COMMON STOCK

               Exercisable Commencing February 21, 2005;
                   Void after February 21, 2015

     THIS CERTIFIES that, for value received, ________________ or his registered assigns ("Optionholder"), is entitled, subject to the terms and conditions set forth in this option ("Option"), to purchase from FreeStar Technology Corporation, a Nevada corporation ("Company"), two million five hundred thousand (2,500,000) fully paid, duly authorized and nonassessable shares of free trading common stock ("Shares"), $0.001 par value per share, of the Company ("Common Stock"), at any time commencing as follows: From February 21, 2005 and continuing up to 5:00 p.m. Atlantic Standard Time on February 21, 2015 ("Exercise Period") at an exercise price of one cent ($0.01) per Share, subject to adjustment pursuant to Section 8 hereof. The Shares have been registered under the Company's Stock Incentive Plan on a Form S-8 registration statement.

     This Option is subject to the following provisions, terms and conditions:

1.  Holding of Shares; Transfer.

     1.1 Transfer. This Option shall be transferable only on the books of the Company maintained at its principal executive offices upon surrender thereof for registration of transfer duly endorsed by the Optionholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Option or Options in appropriate denominations to the person or persons entitled thereto.

     1.2 Common Stock to be Issued. Upon the exercise of any Options and upon receipt by the Company of a facsimile or original of Optionholder's signed Election to Exercise Option (See Exhibit A), Company shall instruct its transfer agent to issue stock certificates in the name of Optionholder (or its nominee) and in such denominations to be specified by Optionholder representing the number of shares of Common Stock issuable upon such exercise, as applicable. The Company warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of the Company. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the exercise date. Upon surrender of any Option that is to be converted in part, the Company shall issue to the Optionholder a new Option equal to the unconverted amount, if so requested by
Purchaser:

2.  Terms of Options: Exercise of Options.

     2.1. Option Exercise. Subject to the terms of this Option, the Optionholder shall have the right, at any time from February 21, 2005 and continuing up to 5:00 p.m. Atlantic Standard Time on February 21, 2015 ("Expiration Time"), to purchase from the Company up to the number of Shares which the Optionholder may at the time be entitled to purchase pursuant to the terms of this Option, upon surrender to the Company at its principal executive office the attached Election to Exercise Option form duly filled in and signed, and upon payment to the Company of the Option Price (as defined in and determined in accordance with the provisions of Section 5 hereof) or as provided in
Section 3(a)(i) hereof, for the number of Shares with respect to which such Option is then exercised.

     2.2. Common Stock Certificates. Subject to the terms of this Option, upon such surrender of this Option and payment of such Option Price as aforesaid, the Company shall promptly issue and cause to be delivered to the Optionholder or to such person or persons as the Optionholder may designate in writing, a certificate or certificates (in such name or names as the Optionholder may designate in writing) for the number of duly authorized, fully paid and non-assessable whole Shares to be purchased upon the exercise of this Option, and shall deliver to the Optionholder Common Stock or cash, to the extent provided in Section 9 hereof, with respect to any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Shares as of the close of business on the date of the surrender of this Option and payment of the Option Price, notwithstanding that the certificates representing such Shares shall not actually have been delivered or that the Share and Option transfer books of the Company shall then be closed. This Option shall be exercisable, at the sole election of the Optionholder, either in full or from time to time in part and, in the event that any certificate evidencing this Option (or any portion thereof) is exercised prior to the Termination Date with respect to less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate of like tenor evidencing the remaining portion of this Option shall be issued by the Company, if so requested by the Optionholder.

     2.3. Transfer Agent. Upon the Company's receipt of a facsimile or original of Optionholder's signed Election to Exercise Option, the Company shall instruct its transfer agent to issue one or more stock Certificates representing that number of shares of Common Stock which the Optionholder is entitled to purchase in accordance with the terms and conditions of this Option and the Election to Exercise Option attached hereto. The transfer agent for the Company shall act as registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Option.

     2.4. Election to Exercise. Such exercise shall be effectuated by surrendering to the Company, or its attorney, the Options to be converted together with a facsimile or original of the signed Election to Exercise Option which evidences Optionholder's intention to exercise those Options indicated. The date on which the Election to Exercise Option is effective ("Exercise Date") shall be deemed to be the date on which the Optionholder has delivered to the Company a facsimile or original of the signed Election to Exercise Option, as long as the original Options to be exercised are received by the Company or its designated attorney within five (5) business days thereafter. As long as the Options to be exercised are received by the Company within five
(5) business days after it receives a facsimile or original of the signed Election to Exercise Option, the Company shall deliver to the Optionholder, or per the Optionholder's instructions, the shares of Common Stock within three (3) business days of receipt of the Options to be converted.

     2.5. Payment of Interest. Nothing contained in this Option shall be deemed to establish or require the payment of interest to the Optionholder at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Optionholder to the Company.

     2.6. Issuance of Common Stock. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the exercise date. Upon surrender of any Options that are to be converted in part, the Company shall issue to the Optionholder new Options equal to the unconverted amount, if so requested by Optionholder.

     2.7 Exercise Default. The Company shall at all times reserve and have available all Common Stock necessary to meet exercise of the Options by all Optionholders of the entire amount of Options then outstanding. If, at any time Optionholder submits an Election to Exercise Option and the Company does not have sufficient authorized but unissued shares of freely tradeable Common Stock available to effect, in full, a exercise of the Options (a "Exercise Default", the date of such default being referred to herein as the "Exercise Default Date"), the Company shall issue to the Optionholder all of the shares of Common Stock which are available, and the Election to Exercise Option as to any Options requested to be converted but not converted (the "Unconverted Options"), upon Optionholder's sole option, may be deemed null and void. The Company shall provide notice of such Exercise Default ("Notice of Exercise Default") to all existing Optionholders of outstanding Options, by facsimile, within one (1) business day of such default (with the original delivered by overnight or two day courier), and the Optionholder shall give notice to the Company by facsimile within five (5) business days of receipt of the original Notice of Exercise Default (with the original delivered by overnight or two day courier) of its election to either nullify or confirm the Election to Exercise Option.

     2.8. Shareholder of Record. Each person in whose name any certificate for shares of Common Stock shall be issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date on which the Option was surrendered and payment of the purchase price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate, except that if the date of such surrender and payment is a date when the Shares transfer books of the Company are closed, such person shall be deemed to have become the holder of such Shares on the next succeeding date on which such Share transfer books are open. The Company shall not close such Share transfer books at any one time for a period longer than seven (7) days.

     2.9. Payment of Exercise Price. This Option is exercisable in whole or in part at the Exercise Price per share of Common Stock (as defined hereafter) payable hereunder, payable in cash, wire transfer or by cashier's check or any combination thereof, or by "cashless exercise." Upon surrender of the annexed Notice of Exercise duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

3.  Payment of Taxes.

     The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable, (a) with respect to any secondary transfer of this Option or the Shares or (b) as a result of the issuance of the Shares to any person other than the Optionholder, and the Company shall not be required to issue or deliver any certificate for any Shares unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have produced evidence that such tax has been paid to the appropriate taxing authority.

4.  Reservation of Shares.

     The issuance of the Options have been duly authorized by all required corporate action on the part of the Company and when issued and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid, and non-assessable and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally. The Company shall pay all taxes in respect of the issue thereof. As a condition precedent to the taking of any action that would result in the effective purchase price per share of Common Stock upon the exercise of this Option being less than the par value per share (if such shares of Common Stock then have a par value), the Company will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may comply with all its obligations under this Agreement with regard to the exercise of this Option.

5.  Option Price.

     During the Exercise Period, the price per Share at which Shares shall be purchasable upon the exercise of this Option shall be one cent ($0.01) per Share ("Option Price"), subject to adjustment pursuant to Section 8 hereof ("Exercise Price").

6.  Adjustment of Option Price and Number of Shares.

     The number and kind of securities purchasable upon the exercise of this Option and the Option Price shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

     6.1 Adjustments. The number of Shares purchasable upon the exercise of this Option shall be subject to adjustments as follows:

     (a) In case the Company shall (i) pay a dividend on Common Stock in Common Stock or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock,
(ii) declare a dividend payable in cash on its Common Stock and at substantially the same time offer its shareholders a right to purchase new Common Stock (or securities convertible into, exchangeable for or other entitling a holder thereof to receive Common Stock) from the proceeds of such dividend (all Common Stock so issued shall be deemed to have been issued as a stock dividend),
(iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iv) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or
(v) issue by reclassification of its Common Stock any shares of Common Stock of the Company, the number of shares of Common Stock issuable upon exercise of the Options immediately prior thereto shall be adjusted so that the holders of the Options shall be entitled to receive after the happening of any of the events described above that number and kind of shares as the holders would have received had such Options been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subdivision shall become effective immediately after the close of business on the record date in the case of a stock dividend and shall become effective immediately after the close of business on the effective date in the case of a stock split, subdivision, combination or reclassification.

     (b) In case the Company shall distribute, without receiving consideration therefor, to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends other than as described in Section (8)(a)(ii)), then in such case, the number of shares of Common Stock thereafter issuable upon exercise of the Options shall be determined by multiplying the number of shares of Common Stock theretofore issuable upon exercise of the Options, by a fraction, of which the numerator shall be the closing bid price per share of Common Stock on the record date for such distribution, and of which the denominator shall be the closing bid price of the Common Stock less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

     (c) Any adjustment in the number of shares of Common Stock issuable hereunder otherwise required to be made by this Section 8 will not have to be adjusted if such adjustment would not require an increase or decrease in one percent (1%) or more in the number of shares of Common Stock issuable upon exercise of the Option. No adjustment in the number of Shares purchasable upon exercise of this Option will be made for the issuance of shares of capital stock to directors, employees or independent Optionors pursuant to the Company's or any of its subsidiaries' stock option, stock ownership or other benefit plans or arrangements or trusts related thereto or for issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under such plan.

     (d) Whenever the number of shares of Common Stock issuable upon the exercise of the Options is adjusted, as herein provided the Option Price shall be adjusted (to the nearest cent) by multiplying such Option Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock issuable upon the exercise of each share of the Options immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock issuable immediately thereafter.

     (e) The Company from time to time by action of its Board of Directors may decrease the Option Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board of Directors of the Company in its sole discretion shall have made a determination that such decrease would be in the best interest of the Company, which determination shall be conclusive. Whenever the Option Price is decreased pursuant to the preceding sentence, the Company shall mail to holders of record of the Options a notice of the decrease at least fifteen (15) days prior to the date the decreased Option Price takes effect, and such notice shall state the decreased Option Price and the period it will be in effect.

     6.2  Mergers, Etc.   In the case of any (i) consolidation or
merger of the Company into any entity (other than a consolidation or merger that does not result in any reclassification, exercise, exchange or cancellation of outstanding shares of Common Stock of the Company), (ii) sale, transfer, lease or conveyance of all or substantially all of the assets of the Company as an entirety or substantially as an entirety, or (iii) reclassification, capital reorganization or change of the Common Stock (other than solely a change in par value, or from par value to no par value), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), each holder of Options then outstanding shall have the right thereafter to exercise such Option only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer, capital reorganization or reclassification by a holder of the number of shares of Common Stock of the Company into which such Options would have been converted immediately prior to such consolidation, merger, sale, transfer, capital reorganization or reclassification, assuming such holder of Common Stock of the Company (A) is not an entity with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent entity"), or an affiliate of a constituent entity, and (B) failed to exercise his or her rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent entity or an affiliate thereof and in respect of which such rights or election shall not have been exercised ("non-electing share"), then for the purpose of this
Section 8.2 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). If necessary, appropriate adjustment shall be made in the application of the provision set forth herein with respect to the rights and interests thereafter of the holder of Options, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Options. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers, capital reorganizations and reclassifications. The Company shall not effect any such consolidation, merger, sale or transfer unless prior to or simultaneously with the consummation thereof the successor company or entity (if other than the Company) resulting from such consolidation, merger, sale or transfer assumes, by written instrument, the obligation to deliver to the holder of Options such shares of stock, securities or assets as, in accordance with the foregoing provision, such holder may be entitled to receive under this Section 8.2.

7.  Fractional Shares.

     Any fractional shares of Common Stock issuable upon exercise of the Options shall be rounded to the nearest whole share or, at the election of the Company, the Company shall pay the holder thereof an amount in cash equal to the closing bid price thereof. Whether or not fractional shares are issuable upon exercise shall be determined on the basis of the total number of Options the holder is at the time exercising and the number of shares of Common Stock issuable upon such exercise.

8.  No Rights as Stockholders:  Notices to Optionholders.

     Nothing contained in this Option shall be construed as conferring upon the Optionholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder with respect to any meeting of stockholders for the election of directors of the Company or any other matter. If, however, at any time prior to the Expiration Time and prior to the exercise of this Option, any of the following events shall occur:

     (a)  any action which would require an adjustment pursuant to
Section 8.1; or

     (b) a dissolution, liquidation or winding up of the Company or any consolidation, merger or sale of its property, assets and business as an entirety; then in any one or more of said events, the Company shall give notice in writing of such event to the Optionholder at least ten (10) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to any relevant dividend, distribution, subscription rights, or other rights or for the effective date of any dissolution, liquidation of winding up or any merger, consolidation, or sale of substantially all assets, but failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any such action taken. Such notice shall specify such record date or the effective date, as the case may be.

9.  Miscellaneous.

     9.1 Benefits of this Agreement. Nothing in this Option shall be construed to give to any person or corporation other than the Company and the Optionholder any legal or equitable right, remedy or claim under this Option, and this Option shall be for the sole and exclusive benefit of the Company and the Optionholder.

     9.2 Rights Cumulative; Waivers. The rights of each of the parties under this Option are cumulative. The rights of each of the parties hereunder shall not be capable of being waived or varied other than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. However, the holders of a majority in principal amount of the Options may waive a default or rescind the declaration of an Exercise Default and its consequences except for a default in the exercise into Common Stock. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute a suspension or any variation of any such right.

     9.3 Benefit; Successors Bound. This Option and the terms, covenants, conditions, provisions, obligations, undertakings, rights, and benefits hereof, shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, executors, administrators, representatives, successors, and permitted assigns.

     9.4 Entire Agreement. This Option contains the entire agreement between the parties with respect to the subject matter hereof. There are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to this Option or the matters described in this Option, except as set forth in this Option. Any such negotiations, promises, or understandings shall not be used to interpret or constitute this Option.

     9.5 Assignment. This Option may be assigned if the Assignment of Option, attached as Exhibit B to this Option, is properly completed, executed and delivered to the Company.

     9.6 Amendment. This Option may be amended only by an instrument in writing executed by the parties hereto.

     9.7 Severability. Each part of this Option is intended to be severable. In the event that any provision of this Option is found by any court or other authority of competent jurisdiction to be illegal or unenforceable, such provision shall be severed or modified to the extent necessary to render it enforceable and as so severed or modified, this Option shall continue in full force and effect.

     9.8 Notices. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at its executive office (ii) if to the Optionholder, at such address as the Optionholder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this section, and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) business days after deposit with the United States Postal Service.

     9.9 Governing Law. This Agreement shall be governed by the interpreted in accordance with the laws of the State of Nevada without reference to its conflicts of laws rules or principles.

     9.10 Forum Selection and Consent to Jurisdiction. Any litigation based thereon, or arising out of, under, or in connection with, this agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Optionholder shall be brought and maintained exclusively in the federal courts of the State of Nevada without reference to its conflicts of laws rules or principles. The Company hereby expressly and irrevocably submits to jurisdiction exclusively with the federal Courts of the State of Nevada for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Nevada. The Company hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property. The Company hereby irrevocably waives such immunity in respect of its obligations under this agreement and the other loan documents.

     9.11 Waiver of Jury Trial. The Optionholder and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Optionholder or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Optionholder entering into this agreement.

     9.12 Consents. The person signing this Option on behalf of the Company hereby represents and warrants that he has the necessary power, consent and authority to execute and deliver this Option on behalf of the Company.

     9.13 Further Assurances. In addition to the instruments and documents to be made, executed and delivered pursuant to this Option, the parties hereto agree to make, execute and deliver or cause to be made, executed and delivered, to the requesting party such other instruments and to take such other actions as the requesting party may reasonably require to carry out the terms of this Option and the transactions contemplated hereby.

     9.14 Section Headings. The Section headings in this Option are for reference purposes only and shall not affect in any way the meaning or interpretation of this Option.

     9.15 Construction. Unless the context otherwise requires, when used herein, the singular shall be deemed to include the plural, the plural shall be deemed to include each of the singular, and pronouns of one or no gender shall be deemed to include the equivalent pronoun of the other or no gender.

     IN WITNESS WHEREOF, the parties have caused this Option to be duly executed, all as of the day and year first above written.

COMPANY:

FREESTAR TECHNOLOGY CORPORATION



By:________________________________
Name: _____________________________
Title: ______________________________